                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)        August 21, 2003
                                                --------------------------------


                             Bell Microproducts Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   California
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                 (State of Other Jurisdiction of Incorporation)


          000-21528                                     94-3057566
-------------------------------            ------------------------------------
   (Commission File Number)                (I.R.S. Employer Identification No.)


             1941 Ringwood Avenue
             San Jose, California                       95131-1721
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   (Address of Principal Executive Offices)             (Zip Code)


                                 (408) 451-9400
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

         On August 21, 2003, Bell Microproducts Inc. (the "Company") entered into an underwriting agreement with Needham & Company, Inc. and Raymond James & Associates, Inc. in connection with the public offering of 5,000,000 shares of its common stock at a public offering price of $6.50 per share. The common shares will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended, in connection with a shelf takedown from the Company's registration statement on Form S-3 (333-107732) filed August 7, 2003, as amended on August 11, 2003, which became effective on August 11, 2003 and registration statement on Form S-3 (333-108146) filed August 22, 2003, which became effective on August 22, 2003. The Company granted the underwriters a 30-day option to purchase up to an additional 750,000 common shares to cover over-allotments, if any.

         The Underwriting Agreement is being filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein and incorporated by reference to the shelf registration statement.

Item 7. Financial Statements and Exhibits

         (a) Financial Statements of Businesses Acquired:

             Not required.

         (b) Pro Forma Financial Information:

             Not required.

         (c) Exhibits:

             See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BELL MICROPRODUCTS INC.


Date: August 22, 2003                 By  /s/ James E. Illson
                                         ---------------------------------------
                                         By: James E. Illson
                                         Executive Vice President, Finance and
                                         Operations, and Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                             BELL MICROPRODUCTS INC.



Exhibit Number    Exhibit Description
--------------    -------------------

   1.1            Underwriting Agreement dated August 21, 2003 by and between
                  Bell Microproducts Inc., Needham & Company, Inc. and Raymond
                  James & Associates, Inc., as representatives of the several underwriters named therein, if any.

   5.1            Opinion of Fredrikson & Byron, P.A.

   23.1           Consent of Fredrikson & Byron, P.A. (included in Exhibit 5.1)